EXHIBIT 23.1








        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As  independent public accountants, we hereby  consent  to
the   incorporation  by  reference  in  this  Registration
Statement of our report dated January 27, 1998, included in Owens Corning's Form 10-K for the year ended December
31, 1997, and to all references to our Firm included in this Registration Statement.






                              Arthur Andersen LLP







Toledo, Ohio
March 17, 1998